UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2013

AIRTOUCH COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-146478	20-8820679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1401 Dove Street, Suite 330 Newport Beach, California 92660
(Address of principal executive offices)

(949) 825-6570
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On April 4, 2013, Jerome Kaiser resigned as chief financial officer and secretary of AirTouch Communications, Inc. (“Company”).  On March 20, 2013, Tom Quan and Hidekazu Nakama resigned as Executive Vice President of Sales & Marketing and Vice President of Research & Development of the Company, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRTOUCH COMMUNICATIONS, INC.

Dated: April 11, 2013	/s/ Larry Paulson
Larry Paulson, Chairman of the Board